                                                                     EXHIBIT 4.2

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
                INCORPORATED UNDER THE LAWS                                                CLASS A
                OF THE STATE OF DELAWARE                                                COMMON STOCK
                                                             UNIGRAPHICS                PAR VALUE $.01
                THIS CERTIFICATE IS TRANSFERABLE              SOLUTIONS(TM)      SEE REVERSE FOR CERTAIN DEFINITIONS
  NUMBER            IN NEW YORK, NEW YORK                                               CUSIP 904928 10 8             SHARES
CA
                                                       UNIGRAPHICS SOLUTIONS INC.
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THIS CERTIFIES THAT






is the owner of

        FULLY PAID AND NON-ASSESSABLE SHARES, $.01 PAR VALUE, OF THE CLASS A COMMON STOCK OF

Unigraphics Solutions Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
    This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation of the Corporation, as we now or hereinafter amended, to all of which the holder hereof by acceptance hereof assents.
    This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

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
[CORPORATE SEAL]
                  /s/ JOHN MAZZOLA

                   PRESIDENT AND
              CHIEF EXECUTIVE OFFICER                         COUNTERSIGNED AND REGISTERED:
                                                                           THE BANK OF NEW YORK
                                                                                 TRANSFER AGENT AND REGISTRAR
                                                              BY

               /s/ DOUGLAS E. BARNETT                                 /s/ William J. Skinner

                    SECRETARY                                                            AUTHORIZED SIGNATURE
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

                          UNIGRAPHICS SOLUTIONS INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST SHOULD BE MADE TO THE CORPORATION OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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
  TEN COM - as tenants in common               UNIF GIFT MIN ACT-___________Custodian__________
  TEN ENT - as tenants by the entireties                            (Cust)             (Minor)
  JT TEN  - as joint tenants with right                       under Uniform Gifts to Minors
            of survivorship and not as tenants                Act___________________
            in common                                                  (State)
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   Additional abbreviations may also be used though not in the above list.

For value received, ______________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------


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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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                                                                          Shares
--------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
     ---------------------


               NOTICE:                  X
                                         --------------------------------------
        THE SIGNATURE(S) TO THIS                      (SIGNATURE)
        ASSIGNMENT MUST CORRES-
        POND WITH THE NAME(S) AS
        WRITTEN UPON THE FACE OF
        THE CERTIFICATE IN EVERY        X
        PARTICULAR, WITHOUT ALTER-       --------------------------------------
        ATION OR ENLARGEMENT OR                       (SIGNATURE)
        ANY CHANGE WHATEVER.

                                       -----------------------------------------
                                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                        AN ELIGIBLE GUARANTOR INSTITUTION
                                        (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                        ASSOCIATIONS AND CREDIT UNIONS WITH
                                        MEMBERSHIP IN AN APPROVED SIGNATURE
                                        GUARANTEE MEDALLION PROGRAM), PURSUANT
                                        TO S.E.C. RULE 17Ad-15.
                                       -----------------------------------------
                                        SIGNATURE(S) GUARANTEED BY:







                                       -----------------------------------------



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
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      AMERICAN BANK NOTE COMPANY          PRODUCTION COORDINATOR: TRICIA O'CONNOR:215-830-2154
         680 BLAIR MILL ROAD                              PROOF OF MAY 5, 1998
          HORSHAM, PA 19044                            UNIGRAPHICS SOLUTIONS, INC.
            (215) 657-3480                                     H 56259bk
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   SALES: J. UHLENBROCK: 314-421-6587                   OPERATOR:            HJ/lr
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/NET/BANKNOTE/HOME52/U2/UNIGRAPH56259/FC                          rev 1
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